UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported):March 25, 2004

Caterpillar Financial Asset Trust 2003-A

(Issuer of the Notes and the Certificates)

Caterpillar Financial Funding Corporation

(Exact name of Registrant as specified in its charter)

333-103949

(Commission File Number)

Delaware	88-0342613
(State of incorporation)	(IRS Employer Identification Number)

Greenview Plaza

4040 South Eastern Ave. Suite 344

Las Vegas, NV  89119

(Address of principal executive offices, with zip code)

(702) 735-2514

(Registrant's telephone number, including area code)

Item 5.   Other Events.

The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.

Item 7.  Financial Statements and Exhibits.

Exhibits

99.1  Statement to Certificateholder

Statement to Noteholders

Servicer’s Certificate

SIGNATURE

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Caterpillar Financial Asset Trust 2003-A

  Caterpillar Financial Services Corporation

  (Servicer)

  By:  /s/ James A. Duensing

  James A. Duensing, Treasurer

  Dated :  March 25, 2004

EXHIBIT INDEX

Exhibit No.

Statement to Certificateholder

Statement to Noteholders

99.3   Servicer’s Certificate